UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

March 29, 2016

Date of Report (Date of earliest event reported)

STORE Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-36739	45-2280254
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8501 East Princess Drive, Suite 190 Scottsdale, AZ	85255
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 256-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On March 29, 2016, STORE Capital Corporation, a Maryland corporation (the “Company”), entered into an Underwriting Agreement dated March 29, 2016, among the Company, STORE Holding Company, LLC (the “Selling Stockholder”) and Goldman, Sachs & Co. (the “Underwriter”), a copy of which is filed herewith as Exhibit 1.1 and incorporated herein by reference (the “Underwriting Agreement”).  Pursuant to the Underwriting Agreement, the Selling Stockholder agreed to sell to the Underwriter an aggregate of 33,336,144 shares of the Company’s Common Stock, $0.01 par value per share (the “Common Stock”).  The shares sold by the Selling Stockholder pursuant to the Underwriting Agreement were offered and sold in a public offering at a public offering price per share of $25.25.  The offering of the 33,336,144 shares of Common Stock closed on April 1, 2016.

In connection with the offering described above, Kutak Rock LLP issued its opinion with respect to certain U.S. federal income tax matters, which opinion is attached hereto and incorporated herein by reference as Exhibit 8.1.

Item 7.01.  Regulation FD Disclosure.

On March 29, 2016, the Company issued a press release announcing the Selling Stockholder’s offering of Common Stock described in Item 1.01 of this Report.  A copy of the press release is attached hereto as Exhibit 99.1.  The Company also issued a press release announcing the pricing of the offering on March 29, 2016.  A copy of the press release is attached hereto as Exhibit 99.2.  On April 1, 2016, the Company issued a press release announcing the closing of the public offering.  A copy of the press release is attached hereto as Exhibit 99.3.  This information, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made on, before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement
8.1	Tax Opinion of Kutak Rock LLP
23.1	Consent of Kutak Rock LLP (included in Exhibit 8.1)
99.1	Press release dated March 29, 2016
99.2	Press release dated March 29, 2016
99.3	Press release dated April 1, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STORE Capital Corporation

Dated: April 1, 2016
	By:	/s/ Michael T. Bennett
Michael T. Bennett
Executive Vice President-General Counsel

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement
8.1	Tax Opinion of Kutak Rock LLP
23.1	Consent of Kutak Rock LLP (included in Exhibit 8.1)
99.1	Press release dated March 29, 2016
99.2	Press release dated March 29, 2016
99.3	Press release dated April 1, 2016